Financial Risk Management - Capital management risk (Details) - EUR (€) € in Thousands	Dec. 31, 2023	Dec. 31, 2022
Financial Risk Management
Balance sheet total	€ 2,252,468	€ 2,257,247
Equity attributable to the shareholders of Evotec SE	€ 1,119,908	€ 1,187,184
Equity ratio (in %)	49.70%	52.60%
Net cash	€ (115,289)	€ (91,518)